Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (as may be modified from time to time, this “Third Amendment”) effective September  15, 2010 (the “Effective Date”), is made to that certain Credit Agreement dated as of the May 27, 2009, as amended (the “Credit Agreement”), by and among GTSI Corp., a Delaware corporation (“Reseller”), Castle Pines Capital LLC, a Delaware limited liability company (as an individual administrative agent, or as a lender, as the context may require, “CPC”), and Wells Fargo Capital Finance, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company (in its capacity as the collateral agent for the benefit of Lenders, the “Collateral Agent,” in its capacity as an individual administrative agent, “WFCF” and, together with CPC, “Administrative Agents”), and the lenders listed on the signature pages hereto (and their successors and permitted assigns), (collectively, the “Lenders”).
WITNESSETH:
WHEREAS, Reseller has requested that the Lenders amend the Credit Agreement pursuant to the terms of this Amendment.
WHEREAS, Section 21.2 of the Credit Agreement prohibits any amendment to or modification of any provision of the Credit Agreement, or of any of the other Loan Documents unless it is in writing and signed by authorized officers of Reseller and Required Lenders.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
SECTION 2. Amendments. Pursuant to Section 21.2 of the Credit Agreement and effective in accordance with Section 3 hereof, the Credit Agreement shall be and hereby is amended as follows:
A. Section 15.11, “Redemptions” shall be and hereby is amended by deleting it in its entirety and the following new Section 15.11 is substituted in lieu thereof, to read as follows:
“15.11 Redemptions. Directly or indirectly redeem any preferred stock or any common stock, partnership interest (of any type or class) or membership interest (of any type or class) or other equity interest of Reseller or any Covered Person; notwithstanding the foregoing, Reseller may repurchase stock of Reseller, provided that (i) no Default or Event of Default has occurred and is continuing or would be caused thereby, (ii) such repurchase occurs during the period commencing April 1, 2009 and ending on the Termination Date for an aggregate redemption price not to exceed $10,000,000 and (iii) after the effectiveness of such repurchase (if repurchased in whole, or each such repurchase if effected in parts), Reseller has availability under the Borrowing Base of at least equal to the redemption price being paid.”
B. Section 15.2 the Credit Agreement, “Indebtedness” shall be and hereby is amended by adding the following new subsection in the appropriate numerical sequence:
“Section 15.2.9. Indebtedness evidenced by that certain Corporate Guaranty dated September  15, 2010, executed by Reseller as Guarantor, in favor of CPC.”
SECTION 3. Conditions to Effectiveness. The effectiveness of this Third Amendment is expressly conditioned upon the receipt by the Administrative Agents and Collateral Agent of at least one counterpart hereof signed by each of the parties hereto.

SECTION 4. Representations and Warranties. The Reseller hereby represents and warrants as follows:
A. The Credit Agreement, as amended hereby, constitutes legal, valid and binding obligations of the Reseller and is enforceable against the Reseller in accordance with its terms.
B. Upon the Effective Date, the Reseller hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
C. No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Third Amendment which has not been separately disclosed to and/or waived by the Required Lenders.
SECTION 5. Effect on the Credit Agreement.
A. Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.
B. Except as specifically amended herein, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
C. The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
SECTION 6. Governing Law. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 7. Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.
SECTION 8. Counterparts. This Third Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.
SECTION 9. Counterpart Facsimile Execution. For purposes of this Third Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. No party hereto may raise the use of a facsimile machine or the fact that any signature was transmitted through the use of a facsimile machine as a defense to the enforcement of the Credit Agreement, as amended hereby.

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SIGNATURES APPEAR ON NEXT PAGE

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IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this Third Amendment effective as of the date and year first above written.
CASTLE PINES CAPITAL LLC,
as Administrative Agent and a Lender

By:	/s/ John Schmidt
Name: John Schmidt
Title: Managing Partner
WELLS FARGO CAPITAL FINANCE, LLC
as Administrative Agent and Collateral Agent

By:	/s/ John Hanley
Name: John Hanley
Title: Executive Vice President — Division Portfolio Manager
Notice Address — Administrative Agents:
c/o Castle Pines Capital LLC
116 Inverness Drive East, Suite 375
Englewood, CO 80112
Attn: Mr. John Schmidt
FAX # (303) 209-1906
TEL # (303) 209-1941
jschmidt@castlepinescapital.com
with a copy to
Mr. Robert A. Breindel
General Counsel and Secretary
FAX # (303) 209-1937
TEL # (303) 209-1906
rbreindel@castlepinescapital.com
with a copy to
Wells Fargo Capital Finance, LLC
14241 Dallas Parkway, Suite 1300
Dallas, TX 75254
Attn: Mr. John Hanley
FAX # (972) 386-1844
TEL # (972) 851-9120
john.hanley@wellsfargo.com

IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this Third Amendment effective as of the date and year first above written.
U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Carolyn M. Rooney
Name: Carolyn M. Rooney
Title: Senior Vice President,
U.S. Bank Asset Based Finance

IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this Third Amendment effective as of the date and year first above written.
GTSI CORP., as Reseller

By:	/s/ Scott Friedlander
Name: Scott Friedlander
Title: President and Chief Executive Officer
Notice Address for Reseller:
GTSI Corp.
2553 Dulles View Drive, Suite 100
Herndon, Virginia 20171-5219
Attn: Legal Department
Telecopy No.: 703-222-5217
Email: Legal@gtsi.com
with a copy (which shall not constitute notice) to:
Carter Strong, Esq.
Arent Fox LLP
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036
Telecopy No. 202-857-6395
strong.carter@arentfox.com